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                                                                   EXHIBIT 10.44



            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of April 8, 2002, is entered into by and among AMN HEALTHCARE, INC., a Nevada corporation (the "Borrower"), AMN HEALTHCARE SERVICES, INC. (formerly known as AMN Holdings, Inc.), a Delaware corporation (the "Parent"), the Subsidiary Guarantors signatory hereto, the Lenders signatory hereto and BANK OF AMERICA, N. A., as Agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

        A. The Borrower, the Parent, the Subsidiary Guarantors, the Lenders and the Agent, are party to that certain Amended and Restated Credit Agreement dated as of November 16, 2001 (as previously amended, the "Existing Credit Agreement").

        B. The Credit Parties have requested that the Lenders amend the Existing Credit Agreement as provided herein.

        C. The Lenders have agreed to amend the Existing Credit Agreement on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

                                     PART I

                                   DEFINITIONS

        SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

               "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

               "Amendment No. 1 Effective Date" is defined in Subpart 3.1.

        SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

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                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

        Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

        SUBPART 2.1 Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended in the following respects:

               (a) The following definition appearing in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

               "Permitted Acquisition" means an Acquisition by the Borrower or any Subsidiary of the Borrower, provided that (i) the Property acquired (or the Property of the Person acquired) in such Acquisition is used or useful in the same or a similar line of business as the Borrower and its Subsidiaries were engaged in on the Closing Date (or any reasonable extensions or expansions thereof), (ii) the Agent shall have received all items in respect of the Capital Stock or Property acquired in such Acquisition required to be delivered by the terms of Section 7.12 and/or
        Section 7.13, (iii) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition,
        (iv) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, no Default or Event of Default would exist as the result of a violation of Section 7.11(a) or Section 7.11(b), (v) the representations and warranties made by the Credit Parties in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, (vi) if such transaction involves the purchase of an interest in a partnership between the Borrower (or a Subsidiary of the Borrower) as a general partner and entities unaffiliated with the Borrower or such Subsidiary as the other partners, such transaction shall be effected by having such equity interest acquired by a holding company directly or indirectly wholly-owned by the Borrower newly formed for the sole purpose of effecting such transaction and (vii) the total Qualifying Consideration for any such Acquisition shall not exceed an amount equal to (A) $54,000,000 plus (B) 50% of Excess Cash Flow for each fiscal year ended after the Closing Date minus (C) the aggregate amount of Qualifying Consideration paid with respect to all Acquisitions occurring after the Closing Date.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

        This Amendment shall be and become effective as of the date (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this
Part III shall have been satisfied.



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        SUBPART 3.1 Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Requisite Lenders.

        SUBPART 3.2 Fees and Expenses. The Borrower has paid all fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein.

        SUBPART 3.3 Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

                                     PART IV
                                  MISCELLANEOUS

        SUBPART 4.1 Construction. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

        SUBPART 4.2 Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this
Amendment: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (ii) the representations and warranties contained in
Section 6 of the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Amendment as though made on and as of such date (except for those which expressly relate to an earlier date) and (iii) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof upon giving effect to this Amendment.

        SUBPART 4.3 Acknowledgment. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment does not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

        SUBPART 4.4 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        SUBPART 4.5 Binding Effect. This Amendment, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior



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agreements and understandings, if any, relating to the subject matter hereof.
These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

        SUBPART 4.6 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        SUBPART 4.7 Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                               AMN HEALTHCARE, INC.

                                        By:     /s/ Donald R. Myll
                                           -------------------------------------
                                        Name:   Donald R. Myll
                                             -----------------------------------
                                        Title:  Chief Financial Officer
                                              ----------------------------------

PARENT:                                 AMN HEALTHCARE SERVICES, INC.

                                        By:     /s/ Donald R. Myll
                                           -------------------------------------
                                        Name:   Donald R. Myll
                                             -----------------------------------
                                        Title:  Chief Financial Officer
                                              ----------------------------------

SUBSIDIARY
GUARANTORS:                             WORLDVIEW HEALTHCARE, INC.

                                        By:     /s/ Donald R. Myll
                                           -------------------------------------
                                        Name:   Donald R. Myll
                                             -----------------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------

                                        O'GRADY PEYTON INTERNATIONAL (USA), INC.

                                        By:     /s/ Donald R. Myll
                                           -------------------------------------
                                        Name:   Donald R. Myll
                                             -----------------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------

                             [Signatures Continued]

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AGENT:                                  BANK OF AMERICA, N.A.,
                                        in its capacity as Agent

                                        By:     /s/ Charles D. Graber
                                           -------------------------------------
                                        Name:   Charles D. Graber
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------

LENDERS:                                BANK OF AMERICA, N.A.

                                        By:     /s/ Bank of America, N.A.
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                             [Signatures Continued]
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                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By:     /s/ Thomas S. Beck
                                           -------------------------------------
                                        Name:   Thomas S. Beck
                                             -----------------------------------
                                        Title:  Duly Authorized Signatory
                                              ----------------------------------

                                        UNION BANK OF CALIFORNIA, N.A.

                                        By:     /s/ Douglas S. Lambell
                                           -------------------------------------
                                        Name:   Douglas S. Lambell
                                             -----------------------------------
                                        Title:  Vice President/SCM
                                              ----------------------------------